Exhibit 99.2

   © 2018 Chembio. All Rights Reserved. | #     Corporate Presentation  August 8, 2018    © 2018 Chembio. All Rights Reserved. Page 1

 Safe Harbor Statement  Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended. Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to develop, manufacture, market and finance new products and the demand for Chembio's products. Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.  © 2018 Chembio. All Rights Reserved. Page 2

 Our VisionTo reduce the incidence of disease globallyOur MissionTo develop and commercialize rapid, easy-to-use, and reliable point-of-care tests that improve diagnosis and monitoring of disease  © 2018 Chembio. All Rights Reserved. Page 3

 © 2018 Chembio. All Rights Reserved. | #   Patented DPP® Technology Platform   99.8%Sensitivity1100% Specificity1  Offers uniqueness and broad global market application  1Based on fingerstick whole blood samples: DPP HIV 1/2 Assay  Easy to useFingerstick blood / oral fluidResults in 10-20 minutesHighly sensitive and specificMultiplexing capabilitiesQuantitative Results  © 2018 Chembio. All Rights Reserved. Page 4

 EXPANDING…Our core sexually transmitted disease (STD) businessBUILDING…A broad tropical and fever disease portfolioLEVERAGING…Our DPP® technology and scientific expertise via collaborationsPREPARING…For additional growth with enhanced manufacturing capability  Strategic Focus   Executing on our key building blocks  © 2018 Chembio. All Rights Reserved. Page 5

 Expanding our Core STD Business  Multiple organic growth drivers are moving the business  BROADEN - expand product offering  © 2018 Chembio. All Rights Reserved. Page 6

 Sexually Transmitted Disease Market  HIV and Syphilis affect ~50 million globally  IMPORTANT GEOGRAPHIESUnited States: FDA approved, CLIA WaivedAfrica: WHO prequalifiedEurope: CE markedBrazil: ANVISA approvedMexico: COFEPRIS approvedMalaysia: MDA approved  © 2018 Chembio. All Rights Reserved. Page 7

 KEY ADVANTAGESSmall sample size2.5 – 15μL fingerstick blood sample Fast results15-20 minute test timeReliable performanceSensitive and SpecificMultiplexing capabilitiesDPP® HIV-SyphilisDPP® Syphilis Screen & Confirm  SURE CHECK® HIV 1/2 Test  STAT-PAK® HIV 1/2 Test  SURE CHECK® HIV Self Test   DPP® HIV-Syphilis Test (International)  DPP® SyphilisScreen & Confirm Test   © 2018 Chembio. All Rights Reserved. Page 8   Sexually Transmitted Disease Products   Multiple products serving unique customer requirements

 Global community committed to eliminating mother-to-child transmission  Addressing HIV-Syphilis Co-infection  United StatesSubmitted U.S. FDA application Q1 2018Expect response by Q3 2018International Regulatory ApprovalsANVISA approved (Brazil)COFEPRIS approved (Mexico)USAID approvedCE markedOther  © 2018 Chembio. All Rights Reserved. Page 9   DPP® HIV-Syphilis Test

 Building Tropical & Fever Disease Portfolio    DPP® Malaria    DPP® Dengue    DPP® Zika    DPP® Chikungunya    DPP® Ebola    DPP® Typhoid    DPP® Fever Panel(Africa)      DPP® Malaria-Ebola    DPP® Dengue-Zika-Chikungunya  DPP® Fever Panel(Asia)  Single Tests  Multiplex Tests  Key advantages include sensitivity, specificity and multiplexing  © 2018 Chembio. All Rights Reserved. Page 10

 Opportunities in Established MarketsMalaria: 216M annual infectionsDengue: 390M annual infectionsEmerging Markets ZikaChikungunyaEbolaLassaMarburgLeptospirosisBurkholderiaRickettsia  Tropical and Fever Disease Market  Established markets and channels present significant opportunity  © 2018 Chembio. All Rights Reserved. Page 11

                         Tropical and Fever Disease  R&D funding from World-Leading Organizations: $7.3MM (’15-’17)  DPP® Malaria   DPP® Dengue  DPP® Zika   DPP® Dengue/Zika/Chikungunya  DPP® Fever Panel - Africa  DPP® Fever Panel - Asia  DPP® Ebola   DPP® Malaria/Ebola  © 2018 Chembio. All Rights Reserved. Page 12

 Technology Collaborations  Why are global leaders choosing Chembio to solve their challenges?  © 2018 Chembio. All Rights Reserved. Page 13   Deep scientific expertise with a proven technology platformSensitive and specificMultiplexing capabilitiesQuantitative resultsSuccessful track record developing DPP® tests with diverse collaboratorsGlobal commercial companiesGovernmentsNon-governmental organizationsExtensive experience achieving key regulatory approvalsU.S. FDA, WHO PQ, CE mark, ANVISA, COFEPRIS

                         Technology Collaborations  Ongoing collaborations provide significant growth potential  DPP® Concussion  DPP® Bovine Tuberculosis  DPP® Cancer (specific form)  DPP® “Undisclosed Biomarker”   Point-of-care infectious disease portfolio  Perseus Science Group LLC   Undisclosed Partner  © 2018 Chembio. All Rights Reserved. Page 14   DPP® Hepatitis C Virus

 Technology Collaborations  What opportunities do our technology collaborations provide?  © 2018 Chembio. All Rights Reserved. Page 15   Expansion into new marketsCancer DiagnosticsConcussion / Traumatic Brain InjuryVeterinaryBroadening application from POC diagnostics to companion diagnosticsDrugsVaccinesCost-effective development funded by collaborators  Note: all technology collaboration projects are under development

 Preparing For Additional Growth   Product, People, Process  Expanding the product portfolio (STD, Tropical & Fever, Collaborations)Strengthening the talent (Leadership, Board, Organization)Expanding manufacturing capacity (U.S. and Malaysia)  © 2018 Chembio. All Rights Reserved. Page 16

 © 2018 Chembio. All Rights Reserved. | #   Revenue (millions)  As of 6/30/2018$9.5M cash and equivalents; $16.9M net working capital  Q3 2016  Q3 2017  Q4 2016  Q4 2017  Q1 2017  Q1 2018  Q2 2017  Q2 2018  Financial Highlights   Revenue Growth 63% LTM: $18.4M (Q2 ’17) to $30.0M (Q2 ’18)  © 2018 Chembio. All Rights Reserved. Page 17   LTM: Last twelve months ended Q2’17 vs. LTM Q2’18

 2018 Milestones, Goals and Next Steps  Complete DPP® Malaria Assay development  file registrationsComplete DPP® biomarker (AstraZeneca) development  file registrationsSubmit DPP® Zika 510(k) with U.S. FDA  launch in the U.S. marketFile DPP® Dengue registrations  launch in APAC and LATAM marketsComplete DPP® Cancer development  file registrations  Driving new revenues  © 2018 Chembio. All Rights Reserved. Page 18

 Investment Highlights  Investment Highlights  Superior DPP® technology platform with broad applicationGrowing pipeline of products and markets Nimble global organization prepared to scale operationally  © 2018 Chembio. All Rights Reserved. Page 19

   © 2018 Chembio. All Rights Reserved. Page 20